Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill [Abstract]
GOODWILL
12.	GOODWILL

The changes in the carrying amount of goodwill for the years ended December 31, 2023 and 2024 were as follows:

	Hotel Business	Da Niang Business	Total
	RMB	RMB	RMB
Balance as of January 1, 2023	29,583,468	147,499,000	177,082,468
Balance as of December 31, 2023	29,583,468	147,499,000	177,082,468
Impairment	—	(81,008,000)	(81,008,000)
Balance as of December 31, 2024	29,583,468	66,491,000	96,074,468
Balance as of December 31, 2024 (USD)	4,052,918	9,109,230	13,162,148

Due to strategic optimization of leased-and-operated restaurants closures for varying reasons, the Group recognized impairment loss of RMB81,008,000 (USD11,098,050) for the year ended December 31, 2024, to the goodwill associated with Da Niang Business in restaurant business segment. The fair value of this reporting unit has been determined using the discounted cash flow approach with the assistance of a third-party valuer. The significant assumption used to estimate the fair value of Da Niang business reporting unit included projected revenue and discount rate, which were classified as level 3 inputs under the fair value hierarchy and involve considerable management judgements. Accordingly, actual results may vary significantly from the Group estimates as they are forward-looking and include assumptions about economic and market conditions with uncertain future outcome. The Group recognized nil and RMB91,236,480 of impairment loss for the years ended 2023 and 2022, respectively.